EXHIBIT 10.5

                               MAC WORLDWIDE, INC.

                             2004 STOCK OPTION PLAN



      1. PURPOSE. The purpose of this MAC Worldwide, Inc. 2004 Stock Option Plan (the "Plan") is to advance the interests of MAC Worldwide, Inc. (the "Company") and its Affiliates by inducing eligible individuals of outstanding ability and potential to join and remain with, or to provide consulting or advisory services to, the Company or its Affiliates, by encouraging and enabling eligible employees, Outside Directors, consultants, and advisors to acquire proprietary interests in the Company, and by providing the participating employees, Outside Directors, consultants, and advisors with an additional incentive to promote the success of the Company. This is accomplished by providing for the granting of Incentive Stock Options, Nonqualified Stock Options, Reload Options, Stock Appreciation Rights, and Restricted Stock (all as defined below) to employees, Outside Directors, consultants, and advisors.

      2. DEFINITIONS. As used in the Plan, the following terms have the meanings indicated:

            (a) "Affiliate" means a "parent corporation" or a "subsidiary corporation" (as set forth in Code Sections 424(e) and 424(f), respectively) of the Company.

            (b) "Applicable Withholding Taxes" means the aggregate minimum amount of federal, state, local, and foreign income, payroll, and other taxes that an Employer is required to withhold in connection with the grant, vesting, or exercise of any Award.

            (c) "Award" means an Incentive Stock Option, a Nonqualified Stock Option, a Reload Option, a Stock Appreciation Right, or Restricted Stock.

            (d) "Beneficiary" means the person or entity designated by the Participant, in a form approved by the Company, to exercise the Participant's rights with respect to an Award after the Participant's death. If the Participant does not validly designate a Beneficiary, or if the designated person no longer exists, then the Participant's Beneficiary shall be his or her estate.

            (e) "Board" means the Board of Directors of the Company.

            (f) "Cause" shall have the same meaning given to such term (or other term of similar meaning) in any written employment or other similar agreement between the Participant and the Company or an Affiliate for purposes of termination of employment under such agreement, and in the absence of any such agreement or if such agreement does not include a definition of "Cause" (or other term of similar meaning), the term "Cause" shall mean (i) any material breach by the Participant of any agreement to which the Participant and the Company or an Affiliate are parties, (ii) any continuing act or omission to act by the Participant which may have a material and adverse effect on the Company's business or on the Participant's ability to perform services for the Company or an Affiliate, including, without limitation, the commission of any crime (other than minor traffic violations), or (iii) any material misconduct or material neglect of duties by the Participant in connection with the business or affairs of the Company or an Affiliate.

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            (g) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any rulings or regulations promulgated thereunder.

            (h) "Committee" means the Board, the Compensation Committee of the Board, or such other committee of the Board as the Board appoints to administer the Plan; provided, however, that should Section 162(m) of the Code and Section 16 of the Securities Exchange Act of 1934 apply to Awards under the Plan, if any member of the Committee does not qualify as both an "outside director" for purposes of Code Section 162(m) and a "nonemployee director" for purposes of Rule 16b-3, the remaining members of the Committee (but not less than two members) shall be constituted as a subcommittee of the Committee to act as the Committee for purposes of the Plan.

            (i) "Company Stock" means common stock, par value $.001 per share, of the Company. In the event of a change in the capital structure of the Company affecting the common stock (as provided in Section 14), the shares resulting from such a change in the common stock shall be deemed to be Company Stock within the meaning of the Plan.

            (j) "Date of Grant" means the date on which the Committee grants an Award, or such future date as may be determined by the Committee.

            (k) "Company" means MAC Worldwide, Inc., a Delaware corporation.

            (l) "Disability" means a disability within the meaning of Code
Section 22(e)(3).

            (m) "Employer" means the Company and each Affiliate that employs one or more Participants.

            (n) "Fair Market Value" means on any given date the fair market value of Company Stock as of such date, as determined by the Committee. If the Common Stock is listed on a national securities exchange or traded on the over-the-counter market, Fair Market Value means the closing selling price or, if not available, the closing bid price or, if not available, the high bid price of the Common Stock quoted on such exchange, or on the over-the-counter market as reported by The NASDAQ Stock Market ("NASDAQ"), or if the Common Stock is not listed on NASDAQ, then by the National Quotation Bureau, Incorporated, as the case may be, on the day immediately preceding the day on which the Award is granted or exercised, as the case may be, or, if there is no selling or bid price on that day, the closing selling price, closing bid price, or high bid price on the most recent day which precedes that day and for which such prices are available.

            (o) "Incentive Stock Option" means an Option that qualifies for favorable income tax treatment under Code Section 422.

            (p) "Mature Shares" means shares of Company Stock for which the holder has good title, free and clear of all liens and encumbrances, and which the holder either (i) has held for at least 6 months or (ii) has purchased on the open market.

            (q) "Nonqualified Stock Option" means an Option that is not an Incentive Stock Option.

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            (r) "Option" means a right to purchase Company Stock granted under the Plan, at a price determined in accordance with the Plan.

            (s) "Outside Director" means a member of the Board who is not an employee of, or a consultant or advisor to, the Company or an Affiliate as of the Date of Grant.

            (t) "Participant" means any employee, Outside Director, consultant, or advisor (including independent contractors, professional advisors, and service providers) of the Company or an Affiliate who receives an Award under the Plan.

            (u) "Restricted Stock" means Company Stock awarded under Section 9 of the Plan.

            (v) "Reload Option" means a reload option grant made in accordance with Section 7 of the Plan.

            (w) "Rule 16b-3" means Rule 16b-3 of the Securities and Exchange Commission promulgated under the Securities Exchange Act of 1934, as amended. A reference in the Plan to Rule 16b-3 shall include a reference to any corresponding rule (or number redesignation) of any amendments to Rule 16b-3 enacted after the effective date of the Plan's adoption.

            (x) "Stock Appreciation Right" means a right to receive amounts awarded under Section 8.

      3. STOCK.

            (a) Subject to Section 14 of the Plan, there shall be reserved for issuance under the Plan an aggregate of 5,212,500 shares of Company Stock, which may be authorized but unissued shares, or shares held in the Company's treasury, or shares purchased from stockholders expressly for use under the Plan. In addition, shares allocable to Awards granted under the Plan that expire, are forfeited, are cancelled without the delivery of the shares, or otherwise terminate unexercised, may again be available for Awards under the Plan. For purposes of determining the number of shares that are available for Awards under the Plan, the number shall also include the number of shares surrendered by a Participant actually or by attestation or retained by the Company in payment of Applicable Withholding Taxes, and any Mature Shares surrendered by a Participant upon exercise of an Option or in payment of Applicable Withholding Taxes. Shares issued under the Plan through the settlement, assumption, or substitution of outstanding awards or obligations to grant future awards as a condition of an Employer acquiring another entity shall not reduce the maximum number of shares available for delivery under the Plan.

            (b) Subject to Section 14, no more than 1,000,000 shares may be allocated in the aggregate to the Awards that are granted to any individual Participant during any calendar year.

      4. ELIGIBILITY. Subject to the terms of the Plan, the Committee shall have the power and complete discretion, as provided in Section 13, to select eligible employees, Outside Directors, consultants, and advisors to receive an Award under the Plan; provided, however, that any Award shall be subject to the following terms and conditions:

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            (a) Only those individuals who are employees (including officers) of the Company or an Affiliate at the Date of Grant shall be eligible to receive an Incentive Stock Option under the Plan.

            (b) All employees (including officers) and Outside Directors of, or consultants and advisors to, either the Company or an Affiliate at the Date of Grant shall be eligible to receive Nonqualified Stock Options, Stock Appreciation Rights, and Restricted Stock; provided, however, that Nonqualified Stock Options, Stock Appreciation Rights, and Restricted Stock may not be granted to any such consultants and advisors unless (i) bona fide services have been or are to be rendered by such consultant or advisor and (ii) such services are not in connection with the offer or sale of securities in a capital raising transaction.

            (c) Anything herein to the contrary notwithstanding, any recipient of an Award under the Plan must be included in the definition of "employee" for purposes of a Form S-8 Registration Statement filed under the Securities Act of 1933, as amended.

                  (d) The grant of an Award shall not obligate an Employer to pay any employee, Outside Director, consultant, or advisor any particular amount of remuneration, to continue the employment of the employee or engagement of the Outside Director, consultant, or advisor after the grant, or to make further grants to the employee, Outside Director, consultant, or advisor at any time thereafter.

                  5. STOCK OPTIONS.

            (a) The Committee may make grants of Options to Participants. Except as otherwise provided herein, the Committee shall determine the number of shares for which Options are granted, the Option exercise price per share, whether the Options are Incentive Stock Options or Nonqualified Stock Options, and any other terms and conditions to which the Options are subject.

            (b) The exercise price of shares of Company Stock covered by an Option shall be not less than 100 percent of the Fair Market Value of Company Stock on the Date of Grant. Except as provided in Section 14, (i) the exercise price of an Option may not be decreased after the Date of Grant and (ii) a Participant may not surrender an Option in consideration for the grant of a new Option with a lower exercise price or another Award. If a Participant's Option is cancelled before its termination date, the Participant may not receive another Option within 6 months of the cancellation unless the exercise price of such Option is no less than the exercise price of the cancelled Option.

            (c) All Options granted hereunder shall be subject to the following terms and conditions:

                  (i) All Options shall be evidenced by a Stock Option Agreement setting forth all the relevant terms of the Award.

                  (ii) No Option shall be exercisable more than 10 years after the Date of Grant.

                  (iii) The aggregate Fair Market Value, determined at the Date of Grant, of shares for which Incentive Stock Options become exercisable by a Participant during any calendar year shall not exceed $100,000.

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                  (iv) If an Incentive Stock Option is granted to an employee who owns, at the Date of Grant, more than 10 percent of the total combined voting power of all classes of stock of the Company or an Affiliate, then (A) the option price of the shares subject to the Incentive Stock Option shall be at least 110 percent of the Fair Market Value of the Company Stock at the Date of Grant and (B) such Incentive Stock Option shall not be exercisable after the expiration of 5 years from the Date of Grant.

                  (v) If the employment of an employee by, or the services of an Outside Director for, or consultant or advisor to, the Company or an Affiliate should be terminated for Cause or terminated voluntarily by the grantee, then any outstanding Option shall terminate immediately. If such employment or services terminate for any other reason, any such Option exercisable as of the date of termination may be exercised at any time within 3 months of termination. For purposes of this subsection, (A) the retirement of an individual either pursuant to a pension or retirement plan maintained by the Company or an Affiliate or at the applicable normal retirement date prescribed from time to time by the Company shall be deemed to be termination of the individual's employment other than voluntarily or for Cause, and (B) an individual who leaves the employ or services of the Company or an Affiliate to become an employee or Outside Director of, or a consultant or advisor to, an entity that has assumed the Option as a result of a corporate reorganization or the like shall not be considered to have terminated employment or services.

                  (vi) If the holder of an Option under the Plan ceases employment or services because of Disability while employed by, or while serving as an Outside Director for or a consultant or advisor to, the Company or an Affiliate, then such Option may, subject to the provisions of subsection (viii) below, be exercised at any time within 1 year after the termination of employment or services due to the Disability.

                  (vii) If the holder of an Option under the Plan dies (A) while employed by, or while serving as an Outside Director for or a consultant or advisor to, the Company or an Affiliate, or (B) within 3 months after the termination of employment or services other than voluntarily by the grantee or for Cause, then such Option may, subject to the provisions of subsection (viii) below, be exercised by the Participant's Beneficiary at any time within 1 year after the Participant's death.

                  (viii) An Option may not be exercised after termination of employment, termination of directorship, termination of consulting or advisory services, Disability or death except to the extent that the holder was entitled to exercise the Option at the time of such termination, and in any event may not be exercised after the expiration of the Option in accordance with the terms of the grant.

                  (ix) The employment relationship of an employee of the Company or an Affiliate shall be treated as continuing intact while the employee is on military or sick leave or other bona fide leave of absence if such leave does not exceed 90 days or, if longer, so long as the employee's right to reemployment is guaranteed either by statute or by contract.

            (d) The holder of any Option granted under the Plan shall have none of the rights of a stockholder with respect to the shares covered by the Option until such stock shall be transferred to the holder upon the exercise of the Option.

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      6. GRANTS TO OUTSIDE DIRECTORS. Awards, other than Incentive Stock
Options, may be made to Outside Directors. The Committee shall have the power and complete discretion to select Outside Directors to receive Awards. The Committee shall have the complete discretion, under provisions consistent with
Section 13, to determine the terms and conditions, the nature of the Award and the number of shares to be allocated as part of each Award for each Outside Director. The grant of an Award shall not obligate the Company to make further grants to the Outside Director at any time thereafter or to retain any person as a director for any period of time.

      7. RELOAD OPTIONS. The Committee may grant Options with a reload feature. A reload feature shall only apply when the exercise price is paid by delivery of Company Stock in accordance with Section 10. The Stock Option Agreement for the Option containing the reload feature shall provide that the holder of the Option shall receive, contemporaneously with the payment of the exercise price in shares of Common Stock, a Reload Option to purchase that number of shares of Company Stock equal to the sum of (i) the number of shares used to exercise the Option, and (ii) with respect to Nonqualified Stock Options, the number of shares used to satisfy Applicable Withholding Taxes. The terms of the Plan applicable to the Option shall be equally applicable to the Reload Option with the following exceptions: (i) the option price per share of Company Stock deliverable upon the exercise of the Reload Option (A) in the case of a Reload Option that is an Incentive Stock Option being granted to a Participant who owns more than 10 percent of the total combined voting power of all classes of stock of the Company or an Affiliate, shall be 110% of the Fair Market Value of a share of Company Stock on the Date of Grant of the Reload Option, and (B) in the case of a Reload Option which is an Incentive Stock Option being granted to any other Participant, or which is a Nonqualified Stock Option, shall be the Fair Market Value of a share of Company Stock on the Date of Grant of the Reload Option; and (ii) the term of the Reload Option shall be evidenced by an appropriate amendment to the Stock Option Agreement for the Option which gave rise to the Reload Option. If the exercise price of an Option containing a reload feature is paid in cash and not in shares of Company Stock, the reload feature shall have no application with respect to such exercise.

      8. STOCK APPRECIATION RIGHTS. Concurrently with, or subsequent to, the award of any Option to purchase one or more shares of Common Stock, the Committee may, in its sole discretion, award to the optionee with respect to each share of Common Stock covered by an Option a related Stock Appreciation Right, which permits the optionee to be paid the appreciation on the related Option in lieu of exercising the Option. The Committee shall establish as to each award of Stock Appreciation Rights the terms and conditions to which the Stock Appreciation Rights are subject; provided, however, that the following terms and conditions shall apply to all Stock Appreciation Rights:

            (a) A Stock Appreciation Right granted with respect to an Incentive Stock Option must be granted together with the related Option. A Stock Appreciation Right granted with respect to a Nonqualified Stock Option may be granted together with, or subsequent to, the grant of the related Option.

            (b) A Stock Appreciation Right shall entitle the Participant, upon exercise of the Stock Appreciation Right, to receive in exchange an amount equal to the excess of (i) the Fair Market Value on the date of exercise of Company Stock covered by the surrendered Stock Appreciation Right over (ii) the Fair Market Value of Company Stock on the Date of Grant of the Stock Appreciation Right. The Committee may limit the amount that the Participant will be entitled to receive upon exercise of a Stock Appreciation Right.

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            (c) A Stock Appreciation Right may be exercised only if and to the extent the underlying Option is exercisable, and a Stock Appreciation Right may not be exercisable in any event more than 10 years after the Date of Grant.

            (d) A Stock Appreciation Right may only be exercised at a time when the Fair Market Value of Company Stock covered by the Stock Appreciation Right exceeds the Fair Market Value of Company Stock on the Date of Grant of the Stock Appreciation Right. The Stock Appreciation Right may provide for payment in Company Stock or cash, or a fixed combination of Company Stock and cash, or the Committee may reserve the right to determine the manner of payment at the time the Stock Appreciation Right is exercised.

            (e) To the extent a Stock Appreciation Right is exercised, the underlying Option shall be cancelled, and the shares of Company Stock represented by the Option shall no longer be available for Awards under the Plan.

      9. RESTRICTED STOCK AWARDS.

            (a) The Committee may make grants of Restricted Stock to a Participant. The Committee shall establish as to each award of Restricted Stock the terms and conditions to which the Restricted Stock is subject, including the period of time before which all restrictions shall lapse and the Participant shall have full ownership of the Company Stock. The Committee in its discretion may award Restricted Stock without cash consideration. All Restricted Stock Awards shall be evidenced by a Restricted Stock Agreement setting forth all the relevant terms of the Award.

            (b) Restricted Stock may not be sold, assigned, transferred, pledged, hypothecated, or otherwise encumbered or disposed of until the restrictions have lapsed or been removed. Certificates representing Restricted Stock shall be held by the Company until the restrictions lapse, and the Participant shall provide the Company with appropriate stock powers endorsed in blank.

      10. METHOD OF EXERCISE OF OPTIONS.

            (a) Options may be exercised by the Participant (or his or her legal guardian or personal representative) by giving written notice of the exercise to the Company at its principal office (attention of the Corporate Secretary) pursuant to procedures established by the Company. The notice shall state the number of shares the Participant has elected to purchase under the Option. Such notice shall be accompanied, or followed within 10 days of delivery thereof, by payment of the full exercise price of such shares. The exercise price may be paid in cash by means of a check payable to the order of the Company or, if the terms of an Option permit, (i) by delivery or attestation of Mature Shares (valued at their Fair Market Value) in satisfaction of all or any part of the exercise price, (ii) by delivery of a properly executed exercise notice with irrevocable instructions to a broker to deliver to the Company the amount necessary to pay the exercise price from the sale or proceeds of a loan from the broker with respect to the sale of Company Stock or a broker loan secured by the Company Stock, or (iii) a combination of (i) and (ii).

            (b) Unless prior to the exercise of the Option the shares issuable upon such exercise have been registered with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the notice of exercise shall be accompanied by a representation or agreement of the individual or entity exercising the Option to the Company to the effect that such shares are being acquired for investment purposes and not with a view to the distribution thereof, and such other documentation as may be required by the Company, unless in the opinion of counsel to the Company such representation, agreement or documentation is not necessary to comply with any such act.

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            (c) The Company shall not be obligated to deliver any Company Stock until the shares have been listed on each securities exchange or market on which the Company Stock may then be listed or until there has been qualification under or compliance with such federal or state laws, rules or regulations as the Company may deem applicable. The Company shall use reasonable efforts to obtain such listing, qualification and compliance.

      11. TAX WITHHOLDING. Each Participant shall agree as a condition of receiving an Award payable in the form of Company Stock to pay to the Employer, or make arrangements satisfactory to the Employer regarding the payment to the Employer of, Applicable Withholding Taxes. Under procedures established by the Committee or its delegate, a Participant may elect to satisfy Applicable Withholding Taxes by (i) making a cash payment or authorizing additional withholding from cash compensation, (ii) delivering Mature Shares (valued at their Fair Market Value), or (iii) if the applicable Stock Option Agreement or Restricted Stock Agreement permits, having the Company retain that number of shares of Company Stock (valued at their Fair Market Value) that would satisfy all or a specified portion of the Applicable Withholding Taxes.

      12. TRANSFERABILITY OF AWARDS. Awards shall not be transferable except by will or by the laws of descent and distribution.

      13. ADMINISTRATION OF THE PLAN.

            (a) The Committee shall administer the Plan. Subject to the terms and conditions set forth in the Plan, the Committee shall have general authority to impose any term, limitation, or condition upon an Award that the Committee deems appropriate to achieve the objectives of the Award and of the Plan. The Committee may adopt rules and regulations for carrying out the Plan with respect to Participants and Beneficiaries. The interpretation and construction of any provision of the Plan by the Committee shall be final and conclusive as to any Participant or Beneficiary.

            (b) The Committee shall have the power to amend the terms and conditions of previously granted Awards so long as the terms as amended are consistent with the terms of the Plan and provided that the consent of the Participant is obtained with respect to any amendment that would be detrimental to him or her, except that such consent will not be required if such amendment is for the purpose of complying with Rule 16b-3 or any requirement of the Code or of other securities laws applicable to the Award.

            (c) The Committee shall have the power and complete discretion (i) to delegate to any individual, or to any group of individuals employed by the Company or any Affiliate, the authority to grant Awards under the Plan and (ii) to determine the terms and limitations of any delegation of authority; provided, however, that the Committee may not delegate power and discretion to the extent such action would cause noncompliance with, or the imposition of penalties, excise taxes, or other sanctions under, applicable corporate law, Rule 16b-3, Code Section 162(m) or 409A, or any other applicable securities or tax law.

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            (d) If a Participant or former Participant (A) becomes associated with, recruits or solicits customers or other employees of the Company or an Affiliate, is employed by, renders services to, or owns any interest in (other than any nonsubstantial interest, as determined by the Committee) any business that is in competition with the Company or any of its Affiliates, or (B) engages in, or has engaged in, conduct which the Committee determines to be detrimental to the interests of the Company or any of its Affiliates, the Committee may, in its sole discretion,

                  (i) cancel all outstanding Awards, including immediately terminating any Options held by the Participant, regardless of whether then exercisable,

                  (ii) require the Participant or former Participant to repay any payment or benefit received under an Award within the previous 2 years, and/or

                  (iii) offset any other amounts owed to the Participant by any payment received under an Award within the previous 2 years.

      14. CHANGE IN CAPITAL STRUCTURE.

            (a) In the event of a stock dividend, stock split, or combination of shares, share exchange, share distribution, recapitalization or merger in which the Company is the surviving corporation, a spin-off or split-off of a subsidiary or Affiliate, or other change in the Company's capital stock (including, but not limited to, the creation or issuance to shareholders generally of rights, options, or warrants for the purchase of common stock or preferred stock of the Company), the aggregate number and kind of shares of stock or securities of the Company to be subject to the Plan and to Awards then outstanding or to be granted, the maximum number of shares or securities which may be delivered under the Plan under Sections 3(a), 3(b), or 9, the per share exercise price of Options, the terms of Awards, and other relevant provisions shall be proportionately and appropriately adjusted by the Committee in its discretion, and the determination of the Committee shall be binding on all persons. If the adjustment would produce fractional shares with respect to any unexercised Option, the Committee may adjust appropriately and in a nondiscriminatory manner the number of shares covered by the Option so as to eliminate the fractional shares.

            (b) If the Company is a party to a consolidation or a merger in which the Company is not the surviving corporation, a transaction that results in the acquisition of substantially all of the Company's outstanding stock by a single person or entity, or a sale or transfer of substantially all of the Company's assets, the Committee may take such actions with respect to outstanding Awards as the Committee deems appropriate.

      15. EFFECTIVE DATE OF THE PLAN. The effective date of the Plan is December 15, 2004. The Plan shall be submitted to the shareholders of the Company for approval. Until (i) the Plan has been approved by the Company's shareholders, and (ii) the requirements of any applicable federal or state securities laws have been met, no Restricted Stock shall be awarded, and no Option shall be granted or exercisable, that is not contingent on these events.

      16. TERMINATION, MODIFICATION, CHANGE. If not sooner terminated by the Board, this Plan shall terminate at the close of business on December 15, 2014. No Awards shall be made under the Plan after its termination. The Board may amend or terminate the Plan as it shall deem advisable; provided, however, that no change shall be made that increases the total number of shares of Company Stock reserved for issuance pursuant to Awards granted under the Plan (except pursuant to Section 14), or reduces the minimum exercise price for Options, or exchanges an Option for another Award, unless such change is authorized by the shareholders of the Company. Except as otherwise specifically provided herein, a termination or amendment of the Plan shall not, without the consent of the Participant, adversely affect a Participant's rights under an Award previously granted to him or her.

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      17. AMERICAN JOBS CREATION ACT OF 2004.

            (a) It is intended that the Plan comply in all applicable respects with the American Jobs Creation Act of 2004 and Code Section 409A, as either may be amended from time to time, and any rulings, regulations, or other guidelines promulgated under either or both statutes (such statutes, rulings, regulations and other guidelines to be referred to collectively herein as "Section 409A"). This Plan, and any amendments thereto, shall therefore be interpreted and implemented at all times so as to (i) ensure compliance with Section 409A and
(ii) avoid any penalty or early taxation of any payment or benefit under the Plan.

            (b) Anything herein to the contrary notwithstanding, the Board shall approve and implement such amendments as it deems necessary or desirable to ensure compliance with Section 409A and to avoid any penalty or early taxation of any payment or benefit under this Plan; provided, however, that no change shall be made that increases the total number of shares of Company Stock reserved for issuance pursuant to Awards granted under the Plan (except pursuant to Section 14), or reduces the minimum exercise price for Options, or exchanges an Option for another Award, unless such change is authorized by the shareholders of the Company. No such amendment shall require the consent of any Participant.

      18. INTERPRETATION AND VENUE. Except to the extent preempted by applicable federal law, the terms of this Plan shall be governed by the laws of the State of Delaware without regard to its conflict of laws rules.

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